UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2006

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3245 Richmond Terrace		10303
Staten Island, New York		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (718) 720-9306

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

This Current Report on Form 8-K (“Form 8-K”) is being filed to provide (1) the unaudited interim financial statements of Sea Coast Towing, Inc. at September 30, 2005 and for the nine months ended September 30, 2005 and 2004, which are attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference, and (2) pro forma financial information with respect to the acquisition of Sea Coast Transportation LLC (formerly Sea Coast Towing, Inc.) by K-Sea Operating Partnership L.P. as of and for the six months ended December 31, 2005, which is attached to this Form 8-K as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits

Exhibit Number	Description
99.1	Unudited interim financial statements of Sea Coast Towing, Inc. at September 30, 2005 and for the nine months ended September 30, 2005 and 2004
99.2	Unaudited Pro Forma Combined Financial Information of K-Sea Transportation Partners L.P. as of and for the six months ended December 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P., its general partner

		By:	K-SEA GENERAL PARTNER GP LLC, its general partner

Date: February 9, 2006		By:
/s/ John J. Nicola
John J. Nicola Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unudited interim financial statements of Sea Coast Towing, Inc. at September 30, 2005 and for the nine months ended September 30, 2005 and 2004
99.2	Unaudited Pro Forma Combined Financial Information of K-Sea Transportation Partners L.P. as of and for the six months ended December 31, 2005